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                                                                    EXHIBIT 23.2







                     CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Noble Drilling Corporation of our report dated January 30, 1997, except as to Note 15, which is as of February 19, 1997, appearing on page 24 of Noble Drilling Corporation's Form 10-K for the year ended December 31, 1996.



PRICE WATERHOUSE LLP

Houston, Texas
April 24, 1997